UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2006
_______________________

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 1, 2006 and March 17, 2006, PHH Corporation (“PHH”, “Company”, “we” or “our”) filed Current Reports on Form 8−K (collectively, the “Form 8-Ks”) with the Securities and Exchange Commission (“SEC”), indicating that we did not expect to meet the extended March 31, 2006 SEC deadline to file our Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”) because we had not yet finalized our financial statements for the fourth quarter and fiscal year 2005 and the audit of our 2005 financial statements was and is ongoing. Due to the continuing review of these matters and other matters described in the Form 8-Ks and in our Form 12b-25 Notification of Late Filing previously filed with the SEC on March 17, 2006 regarding the delay in filing of our Form 10-K, we have determined that we will need to delay the filing of the Form 10-Q for the fiscal quarter ended March 31, 2006 (“Form 10-Q”) beyond the SEC’s filing deadline. We are working diligently to complete the Form 10-K and commence work on the Form 10-Q, but we are unable at this time to provide an expected date for these filings.

Because our assessment and the preparation of our 2005 financial statements continues, at this time, we are unable to present our results of operations for fiscal 2005 or to provide an estimate of our expected net loss for 2005, which was primarily the result of charges associated with the Company’s spin-off from Cendant Corporation on February 1, 2005 (the “Spin-Off”), or an estimate comparing our expected net loss for 2005 to the net income we reported for the year ended December 31, 2004. Similarly, at this time, we are unable to estimate our results of operations for the fiscal quarter ended March 31, 2006 or to provide an estimate of our expected net loss or net income for the first quarter of 2006 or an estimate comparing our expected net loss or net income for the first quarter of 2006 to the net loss we reported for the first quarter of 2005, which was primarily the result of Spin-Off related expenses. The accounting matters identified at this stage in the Form 8-Ks as well as the potential impact of these matters on our financial statements remain preliminary and are subject to change and we are unable at this time to estimate the potential impact of a number of items.

As we continue the process of evaluating the accounting issues identified in the Form 8-Ks and completing the preparation of our 2005 financial statements and commence work on the Form 10-Q, these and other accounting issues may be identified which, individually or in the aggregate, may result in material impairments to assets and/or material adjustments to or restatements of our financial statements for prior periods or prior fiscal years. As disclosed in the Form 8-Ks, we expect that a material charge for impairment associated with certain of the assets described in the Form 8-Ks may be required under generally accepted accounting principles.

We continue to believe we have adequate liquidity to fund our operating cash needs. We have obtained certain waivers and continue to seek additional waivers to provide our audited financial statements, or the audited financial statements of our subsidiaries, and reports relying upon such financial statements to certain lenders, trustees and other third parties in connection with our financing, servicing, hedging and related agreements and instruments (collectively, our “Financing Agreements”). On May 5, 2006, our wholly-owned subsidiary, Chesapeake Funding, LLC obtained a waiver from its lenders permitting the delay of the delivery of an annual servicing report required by the Base Indenture and related supplements thereto, each dated as of March 7, 2006 and described in our Current Report on Form 8-K filed on March 13, 2006, until June 15, 2006. Under certain of our Financing Agreements, the lenders or trustees have the right to notify us if they believe we have breached a covenant under the operative documents and may declare an event of default. If one or more notices of default were to be given, we believe we would have various periods in which to cure such events of default. If we did not cure the events of default or obtain necessary waivers within the required time periods or certain extended time periods, the maturity of some of our debt could be accelerated and our ability to incur additional indebtedness could be restricted. In addition, we have obtained certain waivers and continue to seek additional waivers to provide audited financial statements of our subsidiaries, and reports relying upon such financial statements to certain regulators, investors in mortgage loans, and other third parties in order to satisfy federal and state insurance and mortgage regulations and certain contractual requirements.

There can be no assurance that any required waivers will be received on a timely basis, if at all, or that any waivers obtained, including the waivers we have already obtained as described above, will extend for a sufficient period of time to avoid an event of default or other restrictions on our business operations. Moreover, failure to obtain waivers could be material and adverse to our business, liquidity and financial condition.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting our Business and Future Results,” in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 11, 2006